UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2008 (August 1, 2008)

IFTH Acquisition Corp. (f/k/a InfoTech USA, Inc.)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22693 (Commission file number)	11-2889809 (IRS Employer Identification Number)

1690 South Congress Ave., Suite 200, Delray Beach, Florida 33445 (Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: (561) 805-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Change in Control of Registrant.

(a)       On August 1, 2008 Digital Angel Corporation f/k/a Applied Digital Solutions, Inc., a Delaware corporation ( “Digital Angel”) entered into a Purchase Agreement for the sale of 2,570,000 shares of common stock (the “Shares”) of IFTH Acquisition Corp. f/k/a InfoTech USA, Inc. (the “Registrant”), which constitutes 49.9% of the Registrant’s issued and outstanding common stock as of August 1, 2008, to Blue Moon Energy Partners LLC, a Florida limited liability company (“Blue Moon”). Blue Moon paid, in consideration for the Shares, an aggregate of $400,000, which amount was provided as capital contributions by the members of Blue Moon.

The closing of the above transaction took place on August 1, 2008. While the recently announced director resignations were in anticipation of the foregoing transaction, the new directors are independent of Blue Moon and the Registrant and there is no arrangement or understanding between the new directors and any other persons pursuant to which such director was selected as a director.

A copy of the Registrant’s press release containing this information is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Business of IFTH Acquisition Corp.

We are a Delaware corporation incorporated in 1987. Since the sale of substantially all of our operating assets on December 31, 2007, as approved by our stockholders at a special meeting held December 27, 2007, we have not engaged in any operations and the business has been dormant. Other than paying our outstanding liabilities, liquidating our remaining inventory and collecting our outstanding receivables, our primary purpose at this time is to locate and acquire an attractive operating business seeking to become publicly traded through a reverse merger.

On December 31, 2007, as approved by the stockholders of the Registrant at a special meeting held December 27, 2007, we closed the transactions contemplated by the Asset Purchase and Sale Agreement, dated November 13, 2007 between the Registrant and Corporate Technologies, selling substantially all of our operating assets.

Since the completion of the sale, the Registrant has not engaged in any operations and the business has been dormant. Other than paying the Registrant’s outstanding liabilities, liquidating its remaining inventory and collecting the Registrant’s outstanding receivables, management’s primary purpose at this time is to locate and acquire an attractive operating business seeking to become publicly traded through a reverse merger.

Risk Factors.

Ability to Identify and Consummate Transaction with Suitable Acquisition Target

While it is our primary purpose at this time to locate and acquire an attractive operating business seeking to become publicly traded through a reverse merger, there can be no assurances that such a transaction will be completed. This may result in the company being dormant for a sustained period and result in a material reduction in the net assets of the company as costs are incurred in an effort to pursue an acquisition.

Significant Minority Stockholder

Our largest stockholder, Blue Moon, owns approximately 49.9% of our outstanding shares. As a result, Blue Moon is able to exercise significant influence over our company and be a significant factor in any proposal that is put to a vote of the shareholders which could affect major transactions we contemplate.

This has the potential to delay, prevent, change or initiate a change in control, acquisition, merger or other transaction, such as acquiring an attractive operating business seeking to become publicly traded through a reverse merger.

Financial Information.

The Registrant’s interim financial information for the three month period ended December 31, 2007 and for the six month period ended March 31, 2008 has been previously reported on Forms 10-Q filed by the Registrant on February 14, 2008 and May 14, 2008, respectively, and is hereby incorporated by reference.

In addition, the Registrant’s audited financial information for the fiscal year ended September 30, 2007 has been previously reported on Form 10-K filed by the Registrant on December 27, 2007, and is hereby incorporated by reference.

Properties.

The Registrant does not own or lease any materially important physical properties.

Security Ownership of Certain Beneficial Owners and Management.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power over securities. The table below includes the number of shares underlying options and warrants that are currently exercisable or exercisable within 60 days of August 1, 2008. It is therefore based on 5,146,398 shares of common stock outstanding as of August 1, 2008. Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of August 1, 2008 are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of computing beneficial ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

The following table sets forth information regarding shares of our common stock beneficially owned by each person known by the Registrant (based on publicly available filings with the SEC) to be the beneficial owner of more than 5% of the outstanding common stock, and by each officer and director (as noted) who is known to be the beneficial owner of the common stock, as of August 1, 2008.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Blue Moon Energy Partners LLC (1) 1690 South Congress Ave., Suite 200 Delray Beach, Florida 33445	2,570,000	49.9%
Dominick & Dominick LLC (2) 150 East 52nd Street New York, New York 10022	350,000	6.4%
Michael E. Krawitz, Director 1690 South Congress Ave., Suite 200 Delray Beach, Florida	450,000	8.7%

David A. Loppert 107 Pembroke Drive Palm Beach Gardens, Florida 33418	300,000	5.3%
Kevin H. McLaughlin 7986 Via Villagio Palm Beach Gardens, Florida 33412	425,000	7.6%
Scott Silverman, Director (3) 1690 South Congress Ave., Suite 200 Delray Beach, Florida 33445	550,000	10.7%
All directors and officers as a group	1,000,000	19.5%

(1)       Blue Moon acquired the common stock previously held by Digital Angel on August 1, 2008. Blue Moon’s members include Scott Silverman, Barry Edelstein, Jeffrey Cobb and William Caragol, each of whom may be considered beneficial owners of more than 5% of the Registrant’s common stock based upon such membership interest.

(2)       Represents 350,000 shares of common stock issuable upon exercise of vested options granted on January 1, 2001 as compensation for services provided to us.

(3)       Includes 450,000 shares of common stock issuable upon exercise of vested options.

The Registrant does not know of any arrangements the operation of which may at a subsequent date result in a change in control of the Registrant.

Directors and Executive Officers.

Board of Directors

Our certificate of incorporation provides that our Board of Directors shall be divided into three classes, which each class consisting, as nearly as possible, of one-third of the total number of directors constituting our entire board. Our bylaws provide that our Board of Directors shall consist of five members. Currently, our Board of Directors consists of three members with one in each class. Directors for each class are elected at the annual meeting held in the year in which the term for their class expires. Mr. Silverman is the member in the class whose term expires at the next annual meeting.

Other directors are not up for election at the next annual meeting and will continue in office for the remainder of their respective terms or until their death, resignation or removal.

The following sets forth certain biographical information with respect to Messrs. Silverman, Krawitz and Langsford. Directors’ ages are as of August 1, 2008.

Michael E. Krawitz, 38

Director since: July 2008

Michael E. Krawitz served as the chief executive officer and president of Digital Angel from December 2006 to December 2007. He had served as assistant vice president and general counsel beginning in April 1999, and was appointed vice president and assistant secretary in December 1999, senior vice president in December 2000, secretary in March 2003, executive vice president in April 2003 and chief privacy officer in November 2004. From 1994 to April 1999, Mr. Krawitz was an attorney with Fried, Frank, Harris, Shriver & Jacobson in New York. Mr. Krawitz earned a bachelor of arts degree from Cornell University in 1991 and a juris doctorate from Harvard Law School in 1994.

Kay E. Langsford-Loveland, 54

Director since: July 2008

Kay E. Langsford-Loveland served as Vice President of Administration of Digital Angel from 1999 to July 2008, and as Secretary from March 2007 to July 2008. She also served as Assistant Secretary from 2003 to 2006, Corporate Controller from 1997 to 1999 and Assistant Treasurer in 2000. Her tenure with Digital Angel Corporation began in October 1992 when she joined its predecessor company as Accounting Manager.

Ms. Langsford-Loveland has worked in the Accounting and Administration fields for 35 years, first serving as an accounting staff member with the Missouri Public Service Commission from 1973 to 1978, then in the same capacity with Jefferson City, Missouri from 1979 to 1980. She served as a Vice President and majority owner of an automotive aftermarket exhaust systems company, Seeburg Muffla-Fit, Inc., from 1980 to 1986, and she served as Controller and Director of an automotive publications company, MD Publications, Inc., from 1986 to 1991.

Scott R. Silverman, 44

Director since: January 2006

Scott R. Silverman was appointed our Chairman of the Board in January of 2006. He was chairman of the board of directors of Digital Angel Corporation, a formerly publicly-traded company and now wholly-owned subsidiary of Applied Digital Solutions, Inc., from February 2004 until January 2008 and was a director since July 2003. He has served as the chief executive officer of VeriChip Corporation, a subsidiary of Applied Digital, since December 5, 2006, as the chairman of VeriChip’s board of directors since March 2003, and as a member of VeriChip’s board of directors since February 2002. He also served as VeriChip’s chief executive officer from April 2003 to June 2004. He served as chairman of the board of directors of Digital Angel from March 2003 to July 3, 2007, as chief executive officer of Digital Angel from March 2003 to December 5, 2006, and as acting president of Digital Angel from April 2005 to December 5, 2006. From March 2002 to March 2003, he served as Digital Angel’s president and a member of its board of directors. From August 2001 to March 2002, he served as a special advisor to Digital Angel’s board of directors. From September 1999 to March 2002, Mr. Silverman operated his own private investment banking firm. From October 1996 to September 1999, he served in various capacities with Digital Angel, including positions related to business development, corporate development and legal affairs. Mr. Silverman is an attorney licensed to practice in New Jersey and Pennsylvania.

Directorships

No director holds directorships in any other company that has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or that is subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

Executive Officers

Michael J. Feder, Acting Chief Financial Officer, is currently the only officer of the Registrant.

Michael J. Feder, 39

Michael J. Feder served as Senior Vice President of Operations of VeriChip Corp. from January 2007 until July 2008. From December 2004 to December 2006, he served as the V.P. of Operations for Digital Angel, the former parent company of VeriChip Corp.  Prior to that role, Mr. Feder had been affiliated with

Digital Angel since April of 2001, where he was promoted to Corporate Controller in 2004.  From 1999 to 2001, Mr. Feder was with Cordis Corporation, a subsidiary of Johnson & Johnson, working in Finance supporting the Sales and Marketing team.  His experience from 1995-1997 also includes work with Sony Music Entertainment, in the Finance Group, in New York, NY.  Mr. Feder earned a Master’s Degree in Business Administration from the University of Florida in 1999, and graduated from the University of Maryland with a Bachelor of Science in 1991.

Executive Compensation.

The Registrant currently has only one officer, Michael J. Feder the Acting Chief Financial Officer. Mr. Feder is currently serving without compensation, other than stock options recently granted to him. The options were granted on July 25, 2008 and give Mr. Feder the right to purchase 100,000 shares of our common stock beginning on July 25, 2009.

Certain Relationships and Related Transactions, and Director Independence.

Following the acquisition of the common stock by Blue Moon from Digital Angel as described above, the Registrant no longer has any transactions with related persons. Information with respect to prior related party transactions has been previously reported on Form 10-K/A filed by the Registrant on January 28, 2008 and is incorporated herein by reference.

The Registrant periodically reviews the independence of each director and has determined that Kay E. Langsford, Michael E. Krawitz and Scott Silverman are independent directors, as defined in the current NASDAQ listing standards.

Legal Proceedings.

The Registrant currently has no material pending legal proceedings.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

This information has been previously reported on Form 10-K filed by the Registrant on December 27, 2007, and is hereby incorporated by reference.

Recent Sales of Unregistered Securities.

The Registrant has had no recent sales of unregistered securities.

Description of Registrant’s Securities to be Registered.

This information has been previously reported on Forms S-1 filed by the Registrant on April 22, 1997, as amended by subsequent Forms S-1/A filed by the Registrant from May 27, 1997 to June 13, 1997, and is hereby incorporated by reference.

Indemnification of Directors and Officers.

This information has been previously reported on Forms S-1 filed by the Registrant on April 22, 1997, as amended by subsequent Forms S-1/A filed by the Registrant from May 27, 1997 to June 13, 1997, and is hereby incorporated by reference.

Financial Statements and Supplementary Data.

The Registrant’s interim financial information for the three month period ended December 31, 2007 and for the six month period ended March 31, 2008 has been previously reported on Forms 10-Q filed by the Registrant on February 14, 2008 and May 14, 2008, respectively, and is hereby incorporated by reference.

In addition, the Registrant’s audited financial information for the fiscal year ended September 30, 2007 has been previously reported on Form 10-K filed by the Registrant on December 27, 2007, and is hereby incorporated by reference.

Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

The Registrant has had no changes in, or disagreements with accountants on, accounting and financial disclosure.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit 99.1 – Press Release, dated August 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IFTH ACQUISITION CORP.

Date: August 4, 2008	By:	/s/ Michael J. Feder
Michael J. Feder
Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 4, 2008